Exhibit 10.5(a)

                  Supplemental Agreement No. 5

                               to

                   Purchase Agreement No. 2061

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.


              Relating to Boeing Model 777 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of March
26, 1999, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Customer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 2061 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 777-200IGW aircraft, (the Aircraft); and

     WHEREAS, Boeing and Customer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT], and

     WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.   Table of Contents:

     Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 5.

2.  Table 1

     Remove and replace, in its entirety, "Table 1", with the "Table 1" attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]



The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.



THE BOEING COMPANY            CONTINENTAL AIRLINES, INC.




By:    /s/ D. M. Hurt         By:   /s/ Brian Davis


Its:  Attorney-In-Fact        Its:     Vice President

                       TABLE OF CONTENTS


ARTICLES                                          Revised By:

     1.      Quantity, Model and Description

     2.      Delivery Schedule

     3.      Price

     4.      Payment

     5.      Miscellaneous


TABLE

     1.      Aircraft Information Table           SA No. 5


EXHIBIT

     A.      Aircraft Configuration

     B.      Aircraft Delivery Requirements and Responsibilities


SUPPLEMENTAL EXHIBITS

     BFE1.   BFE Variables

     CS1.    Customer Support Variables

     EE1.    Engine Escalation/Engine Warranty and Patent
             Indemnity

     SLP1.   Service Life Policy Components

                       TABLE OF CONTENTS


LETTER AGREEMENTS                                 Revised By:

2061-1R2     Option Aircraft                      SA No. 4

2061-2       Demonstration Flights

2061-3       Installation of Cabin Systems Equipment

2061-4       Spares Initial Provisioning

2061-5       Flight Crew Training Spares

2061-6       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
             WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
             TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                       TABLE OF CONTENTS


CONFIDENTIAL LETTER AGREEMENTS               Revised By:

6-1161-GOC-087      Aircraft Performance Guarantees

6-1162-GOC-088      Promotion Support

6-1162-GOC-089R1    Special Matters          SA No. 3

6-1162-GOC-172      Additional Matters       SA No. 1





SUPPLEMENTAL AGREEMENTS                      Dated as of:

Supplemental Agreement No. 1                 December 18, 1997

Supplemental Agreement No. 2                 July 30, 1998

Supplemental Agreement No. 3                 September 25, 1998

Supplemental Agreement No. 4                 February 3, 1999

Supplemental Agreement No. 5                 March  26, 1999

                            Table 1
                   to Purchase Agreement 2061
   Aircraft Delivery, Description, Price and Advance Payments


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]